-----------------------------------------------
                               Dated 30 March 2000



                                MERGER AGREEMENT



                          TELSTRA HOLDINGS PTY LIMITED
                                    ("THPL")
                          SATURN COMMUNICATIONS LIMITED
                                 ("the Company")












                            Mallesons Stephen Jaques
                                   Solicitors

                                    Level 60
                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                           Facsimile (61 2) 9296 3999
                              Email syd@msj.com.au
                                  DX 113 Sydney
                                 www.msj.com.au
                                  Neil Carabine
                                (61 2) 9296 2485

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Contents       Merger Agreement
--------------------------------------------------------------------------------

               1 Interpretation                                                2


               2 Sale and purchase of Shares                                   6


               3 Conditions precedent                                          6


               4 Completion of sale of TNZ Shares                              8


               5 Issue of the Company Shares                                   9


               6 Failure to complete                                           9


               7 Conduct of business pending Completion                       10


               8 Risk and insurance                                           10


               9 Amalgamation                                                 11


               10 Costs                                                       11


               11 Confidentiality                                             11


               12 Notices                                                     11


               13 Miscellaneous                                               12


               14 Governing law, jurisdiction and service of process          13

                                                                               2
                                  MERGER AGREEMENT

Date:               30 March 2000

Parties: TELSTRA HOLDINGS PTY LIMITED (ACN 057 808 938) of 231 Elizabeth Street, Sydney NSW ("THPL")

                    SATURN COMMUNICATIONS LIMITED of 75 The Esplanade, Petone, New Zealand ("the Company")

Recitals:

               A.   TNZ is a wholly owned subsidiary of THPL.

               B. The Company has, on the date of this agreement, offered to acquire all of the TNZ Shares from THPL in consideration for the issue of the Company Shares to THPL, on the terms of this agreement.

               C. THPL has on the date of this agreement accepted the Company's offer.

               D. This agreement sets out the terms agreed by THPL and the Company for the sale of the TNZ Shares by THPL to the Company and for the issue of the Company Shares to THPL.



Operative provisions:

1    Interpretation
--------------------------------------------------------------------------------

     1.1 The following words have these meanings in this agreement unless the contrary intention appears.

          AUCL means Austar United Communications Limited (ACN 087 695 707).

          AUCL Services Agreement means the agreement by that name between AUCL and the Company, to be executed before Completion.

          CEO means Chief Executive Officer at the Company.

          Company Bank Facility means the Syndicated Senior Secured Debt facility provided by Toronto Dominion Australia Limited (and others) to the Company and each Transaction Document referred to in that facility.

          Company   Group  means  the  Company  and  the  Company   Subsidiaries
          immediately before Completion.

          Company Shares means a number of fully paid ordinary voting shares in the capital of the Company equal to the number of such shares as are held by the UGC Group immediately before Completion.

          Completion means settlement of the sale and purchase of the TNZ Shares and the issuing of the Company Shares in accordance with clauses 4 and 5 and Complete has a corresponding meaning.

          Completion Date means the later of 31 March 2000 and the fifth business day after the last to occur of the conditions precedent in clause 3, or any other date agreed by THPL and the Company or nominated or established under clause 6.1.

          Consultancy Agreement means the agreement by that name between TCL and the Company, to be executed before Completion.

          Establishment Agreements means:

          (a)  the Shareholders Agreement;

          (b)  the Offer to Acquire Shares;

          (c)  the Consultancy Agreement;

          (d)  the Jack Matthews Deed;

          (e)  the AUCL Services Agreement;

          (f)  the TCL Services Agreement;

          (g)  the Warranty Agreement;

          (h)  the TCL/Company IP Licence Agreement; and

          (i)  the TCL/TNZ IP Licence  Agreement.

          Group means the Company Group or the TNZ Group.

          Holding Company means:

          (a)  with respect to THPL - TCL; and

          (b)  with respect to the Company - AUCL.

          Indentures means:

          (a) the Indenture between UIH Australia/Pacific, Inc and American Bank National Association for $US443,000,000 14% Senior Discount Notes dated 14 May 1996 (as amended);

          (b) the Indenture between UGC and Firstar Bank of Minnesota N.A. for Initial Issuance of $US1,375,000,000 10 3/4% Senior Secured Discount Notes Due 2008 dated 5 February 1998; and

          (c) the Indenture between UGC and Firstar Bank of Minnesota N.A. for Initial Issuance of $US355,000,000 Senior Discount Notes Due 2009 dated 29 April 1999,

          as amended from time to time.

          Jack Matthews Deed means the Deed by that name between the Company and Jack Matthews to be executed before Completion.

          MOU means the agreement of that name between TCL and AUCL dated 24 February, 2000.

          Offer to Acquire Shares means the agreement by that name between the Company and THPL, dated on or about the date of this agreement.

          Owner means THPL with respect to the TNZ Group and the Company with respect to the Company Group.

          Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with the business of a party, including:

          (a) minute books, statutory books and registers, books of account and copies of taxation returns;

          (b) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

          (c)  all sales and purchasing records;

          (d)  all trading and financial records; and

          (e)  lists of all regular  suppliers  and  customers.

          Saturn NZ means Saturn (NZ) Holding Company Limited (ACN 088 052 000) of Level 29, 259 George Street, Sydney NSW.

          Security Interest means:

          (a) a mortgage, pledge, lien, charge, assignment, hypothecation, security interest or any interest or power otherwise arising in or over any interest in any security (as defined in paragraph 1.2(m)) or reserved in or over an asset, or any other right of a creditor to have a claim satisfied prior to other creditors from the proceeds of any asset; or

          (b) an agreement to create or give any security or right referred to in subparagraph (a) of this definition.

          Shareholders Agreement means the agreement by that name between TCL, THPL, AUCL, Saturn NZ and the Company, dated on or about the date of this agreement.

          TCL means Telstra Corporation Limited (ACN 051 775 556).

          TCL/Company IP Licence Agreement means the agreement by that name between TCL and the Company, to be executed before Completion.

          TCL/TNZ IP Licence Agreement means the agreement by that name between TCL and TNZ, to be executed before Completion.

          TCL Services Agreement means the agreement by that name between TCL and the Company, to be executed before completion.

          TNZ means Telstra New Zealand Limited of Level 9, 191 Queen Street, Auckland.

          TNZ  Group  means  TNZ  and  its   subsidiaries   immediately   before
          Completion.

          TNZ Shares means all of the shares in the capital of TNZ and Share means any one of those shares.

          UGC means UnitedGlobalCom, Inc.

          UGC Group means UGC and each entity controlled by it.

          Warranties means the representations and warranties given under clause 3 of the Warranty Agreement.

          Warranty Agreement means the agreement by that name between TCL and AUCL, dated on or about the date of this agreement.

     1.2  In this agreement unless the contrary intention appears:

          (a) a reference to a clause, schedule, annexure or appendix is a reference to a clause of or schedule, annexure or appendix to this agreement and references to this agreement include any recital, schedule, annexure or appendix;

          (b) a reference to this agreement or another instrument includes any variation or replacement of either of them;

          (c) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

          (d)  the singular includes the plural and vice versa;

          (e)  the  word  person   includes  a  firm,  a  body   corporate,   an
               unincorporated association or an authority;

          (f) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, but not limited to, persons taking by novation) and assigns;

          (g) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

          (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

          (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

          (j) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

          (k)  all currency references are to the New Zealand dollar;

          (l) all references to subsidiary or related body corporate bear the meaning as set out in Division 6 of Part 1.2 of the Corporations Law;

         (m)  all  references  to  securities  bear the  meaning  as set out in section 92(3) of the Corporations Law;

          (n) a reference to a business day means any day when the banks are open for business in Sydney, other than a Saturday or Sunday; and

          (o) control and controlled are defined by the test set out in paragraph 9 of the Australian Accounting Standard AASB 1024.

     1.3  Headings  are  inserted  for   convenience   and  do  not  affect  the
          interpretation of this agreement.

2    Sale and purchase of Shares
--------------------------------------------------------------------------------

     2.1 THPL shall sell and transfer to the Company and the Company shall purchase, on the terms and conditions of this agreement, the TNZ Shares.

     2.2 The TNZ Shares must be transferred free from any mortgage, charge, lien, pledge or other encumbrance and with all rights, including dividend rights, attached or accruing to them on and from Completion.

3    Conditions precedent
--------------------------------------------------------------------------------

     3.1  Completion is conditional on:

          (a) all liabilities (including but not limited to any amounts owing) of any member of the Company Group to any member of the UGC Group (not being another member of the Company Group) being discharged in full;

          (b) the parties receiving any clearance or authorisation (whether formal or otherwise) which is necessary from the Overseas
               Investment Commission for the acquisition of TNZ Shares or the issue of the Company Shares under this agreement;

          (c)  the lenders under the Company Bank Facility:

               (i) approving the acquisition of the TNZ Shares by the Company and the issue of the Company Shares to THPL, including agreeing to any necessary variations to the Company Bank Facility; and

              (ii) agreeing that no Security Interest need be granted for the purposes of the Company Bank Facility over any securities issued or allotted by the Company at any time (except securities held by members of the UGC Group as at the Completion Date);

          (d) obtaining any consents or approvals for the acquisition of TNZ Shares by the Company and the issue of the Company Shares to THPL required under any of the Indentures including agreeing to any necessary variations to the Indentures;

          (e) the approval of the Boards of Directors of each of THPL and the Company or their respective delegates;

          (f) THPL being satisfied on reasonable grounds that the February 2000 management accounts of the Company do not show a material adverse change in the business of the Company since the date of this agreement;

          (g) the Company being satisfied on reasonable grounds that the February 2000 management accounts of TNZ do not show a material adverse change in the business of TNZ since the date of this agreement;

          (h) THPL subscribing $35,000,000 in cash for further Shares in the capital of TNZ;

          (i) Vector (formerly known as Mercury Energy Limited) consenting, under clause 14.2 of the Pole and Cabling Duct Agreement with the Company dated 1 September 1997, to the issue of the Company Shares to THPL;

          (j) the offer made in accordance with clause 5.1 of the Warranty Agreement is accepted by Sean Wynne;

          (k) an employment agreement between TCL and Jack Matthews is executed in full; and

          (l)  each of the Establishment Agreements being executed in full.

     3.2 Each of the parties must use all reasonable endeavours to obtain the fulfilment of the conditions in clause 3.1 and must negotiate in good faith each of the Establishment Agreements which is not executed on the date of this agreement.

     3.3 If any of the conditions in clause 3.1 are not fulfilled (or in the case of paragraphs 3.1(c), (d), (f) or (i), waived in writing by THPL, or in the case or paragraph 3.1(g), waived in writing by the Company) by the 60th day after the date of this agreement or a later date agreed by THPL and the Company, this agreement may be terminated at any time before Completion by either party giving notice to the other party, provided the first mentioned party has complied with clause 3.2.

     3.4 If this agreement is terminated under clause 3.3, in addition to any other rights, powers or remedies provided by law:

          (a)  each party is released from its  obligations  to further  perform
               the  agreement   except  those  imposing  on  it  obligations  of
               confidentiality;

          (b) each party retains the rights it has against any other party in respect of any past breach;

          (c) the Company must return all documents and other materials in any medium in its or AUCL's possession, power or control which were obtained from THPL, TNZ or TCL in due diligence or negotiations for this agreement, the MOU or any of the Establishment Agreements which contain information relating to THPL, TNZ or TCL, including any THPL, TNZ or TCL Records;

          (d) THPL must return all documents and other materials in any medium in its, TNZ's or TCL's possession, power or control which were obtained from AUCL or the Company in due diligence or negotiations for the agreement, the MOU or any of the Establishment Agreements which contain information relating to AUCL or the Company, including any AUCL or Company Records.

4    Completion of sale of TNZ Shares
--------------------------------------------------------------------------------

     4.1 Completion of the sale and purchase of the TNZ Shares and the issue of the Company Shares will take place simultaneously at 3.00pm Australian Eastern Standard Time on the Completion Date at the offices of Simpson Grierson, Wellington and of Mallesons Stephen Jaques, Sydney, or at any other time and place agreed by THPL and the Company.

     4.2  On Completion:

          (a) the Company agrees to establish to the reasonable satisfaction of THPL that the conditions precedent that are in paragraphs 3.1(a),
               (c), (d), (i) and (j) have been satisfied and (if appropriate) deliver to THPL documentation proving that; and

          (b) THPL agrees to establish to the reasonable satisfaction of the Company that the conditions precedent in paragraphs 3.1(h) and
               (k) have been satisfied and (if appropriate) deliver to the Company documentation proving that.

     4.3  THPL agrees to do the following on Completion:

          (a) deliver to the Company or its solicitors executed transfers in favour of the Company of all the TNZ Shares together with the share certificates for the TNZ Shares (if any);

          (b) deliver to the Company proxies enabling the Company to vote all of the TNZ Shares in the period prior to registration of the transfers referred to in paragraph (a);

          (c)  cause:

               (i) the delivery to the Company of the Records of TNZ and each of its subsidiaries;

              (ii) the delivery to the Company of duly completed bank authorities authorised by the board of directors of TNZ and each of its subsidiaries directed to that company's bankers authorising the operation of each of its bank accounts by nominees of the Company; and

             (iii) the appointment in accordance with the terms of the Shareholders Agreement to the board of directors of TNZ and each of its subsidiaries of the Company's nominees and the resignation from those boards of such persons as are agreed by THPL and the Company but so that a properly constituted board of directors is in existence at all times.

     4.4 In consideration for the sale of the TNZ Shares, the Company agrees to issue the Company Shares to THPL on Completion in accordance with clause 5.2.

     4.5 The parties agree that the consideration described in clause 4.4 is the lowest price that the parties would have agreed upon under the Accrual Rules relating to the accrual treatment of income and expenditure in the Income Tax Act 1994 (NZ) and on that basis no income and expenditure arises under those rules.

5    Issue of the Company Shares
--------------------------------------------------------------------------------

     5.1 The Company agrees to at Completion issue the Company Shares to THPL . The Company Shares must be issued free from any mortgage, charge, lien, pledge or other encumbrance.

     5.2  The Company agrees to do the following on Completion:

          (a) issue to THPL the Company Shares and deliver to THPL share certificates for the Company Shares; and

          (b)  cause:

               (i) the delivery to THPL of duly completed bank authorities authorised by the board of directors of the Company and each of its subsidiaries directed to that company's bankers authorising the operation of each of its bank accounts by nominees of THPL and AUCL; and

              (ii) the appointment to the board of directors of the Company and each of its subsidiaries of THPL 's nominees and the resignation from those boards of such persons as are agreed by THPL and AUCL, but so that a properly constituted board of directors is in existence at all times.

6    Failure to complete
--------------------------------------------------------------------------------

     6.1

          (a) If a party (first party) becomes aware before Completion of any material breach of Warranty given by the Holding Company of the other party, the first party may within a further five business days postpone Completion by giving notice of the breach to the other party.

          (b) If the Holding Company of the other party fails to remedy that breach within 14 business days after the other party received a notice under paragraph (a), the first party may (without waiving any rights of its Holding Company under clause 3 of the Warranty Agreement with respect to that breach), by notice to the other party choose to Complete on a business day it nominates being no less than five and no more than ten business days after expiry of that 14 business day period. If the first party does not give such a notice within five business days after the end of that 14 business day period, this agreement shall be deemed terminated, in which case clause 3.4 will apply.

          (c) If the Holding Company of the other party remedies that breach within 14 business days after the other party receives a notice under paragraph (a), Completion shall occur on the fifth business day after expiry of that 14 business day period.

     6.2 If Completion does not occur on the Completion Date, either party (provided it has not breached this agreement causing that failure to Complete), may terminate this agreement by notice given to the other party in which case clause 3.4 will apply.

7    Conduct of business pending Completion
--------------------------------------------------------------------------------

     7.1 Until Completion each Owner must procure that each member of its Group carries on its business in the ordinary course and in the normal manner.

     7.2 Until Completion each Owner must procure that each member of its Group does not (without the prior written consent of the other Owner):

          (a) increase, reduce or otherwise alter its share capital or grant any options for the issue of any securities, with the exception of the issue of securities to any person who was at the date of this agreement a shareholder in the entity so issuing such securities;

          (b)  declare or pay a dividend;

          (c)  make a distribution or revaluation of assets;

          (d)  buy back its shares; or

          (e) acquire or dispose of or agree to acquire or dispose of any significant business or assets.

8    Risk and insurance
--------------------------------------------------------------------------------

     8.1 Each Owner must procure that each member of its Group is covered until Completion by insurance for assets covering such risks and for such amounts as would be maintained in accordance with the Group's ordinary practice.

9    Amalgamation
--------------------------------------------------------------------------------

     9.1 The parties will determine in good faith whether there should be an amalgamation of the Company and TNZ in accordance with the Companies Act 1993 (NZ) with the Company to be the surviving entity, at a time to be agreed by the parties.

10   Costs
--------------------------------------------------------------------------------

     10.1 The parties agree to bear their own legal and other costs and expenses in connection with, the preparation, execution and completion of this agreement and of other related documentation.

11   Confidentiality
--------------------------------------------------------------------------------

     11.1 The terms of this agreement are confidential and must not be disclosed by a party to any third person except:

          (a) employees, directors, advisers or auditors of a party to the extent required in conducting their duties;

          (b)  if disclosure is required by law or stock exchange  listing rule;
               or

          (c) if disclosure is required in connection with legal proceedings relating to this agreement.

12   Notices
--------------------------------------------------------------------------------

     12.1 A notice, approval, consent, or other communication in connection with this agreement:

          (a)  must be in writing;

          (b)  must be marked for the attention of the person set out below; and

          (c) must be left at the address of the addressee or sent by facsimile or email to the facsimile number or email address which is specified in this clause or if the addressee notifies another address, facsimile number or email address then to that address, facsimile number or email address.

               THPL, TCL or the TCL Shareholder Group

               Address:      Telstra Corporation Limited
                             231 Elizabeth Street
                             SYDNEY  NSW  2000
               Attention:    Group Managing Director, Telstra Business Solutions
               Fax:          (61 2) 9396 9530

               Copy:         Counsel, Telstra Business Solutions
                             231 Elizabeth Street
                             SYDNEY  NSW  2000
               Fax:          (61 2) 9261 4762
               Email:        david.waldie@team.telstra.com


               Company
               Address:      Telstra Saturn Limited
                             75 The Esplanade
                             PETONE  NZ
               Attention:    CEO
               Facsimile:    (64 4) 939 5100
               Email:        jackm@saturn.co.nz


     12.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

     12.3 A facsimile is taken to be received on entry in a transmission log kept by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to a facsimile number of the recipient.

13       Miscellaneous
--------------------------------------------------------------------------------

Assignment
     13.1 A party may not assign its rights or obligations under this agreement except with the prior written consent of the other parties to this agreement.

Exercise of rights
     13.2 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

Waiver and variation
     13.3 A provision of or a right created under this agreement may not be:

          (a)  waived except in writing signed by the party granting the waiver;
               or

          (b)  varied  except in writing  signed by the parties.

Approvals and consents
     13.4 A party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

Remedies cumulative
     13.5 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

Survival of warranties and indemnities
     13.6 Each warranty and indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this agreement.

Enforcement of warranties and indemnities
     13.7 It is not necessary for a party to incur expense or make payment before enforcing a right of warranty or indemnity conferred by this agreement.

Further assurances
     13.8 Each party agrees, at its own expense, on the request of another party, to do everything reasonably necessary to give effect to this agreement and the transactions contemplated by it, including, but not limited to, the execution of documents, and to use all reasonable endeavours to cause relevant third parties to do likewise.

Entire Agreement
     13.9 This agreement constitutes the entire agreement of the parties with reference to its subject matter and any previous agreements, understandings, negotiations, representations or warranties on that subject matter cease to have any effect.

No partnership
    13.10 Subject to any provision of this agreement specifically to the contrary, nothing contained or implied in this agreement constitutes a party the partner, agent or legal representative of another party or of the Company for any purpose or creates any partnership, agency or trust, and no party has any authority to bind another party or the Company in any way.

14   Governing law, jurisdiction and service of process
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     14.1 This agreement and the transactions contemplated by this agreement are governed by the law in force in New South Wales.

     14.2 Each party irrevocably and unconditionally submits and agrees to submit to the non-exclusive jurisdiction of the courts of New South Wales, courts exercising Federal jurisdiction in New South Wales and courts of appeal from them for determining any dispute concerning this agreement or the transactions contemplated by this agreement. Each party waives any right they have to object to an action being brought in those courts including, but not limited to, claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

     14.3 Without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 12.




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Execution page
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

SIGNED by                                          )
as authorised representative for TELSTRA           )
HOLDINGS PTY LIMITED (ACN 057 808 938)             )
in the presence of:                                )
                                                   )
/s/ David Waldie                                   )
 ................................................   )
Signature of witness                               )
                                                   )
David Waldie                                       )
 ................................................   )
Name of witness (block letters)                    )
                                                   )
1/138 Hastings PDE, Bondi                          )          /s/ Lindsay Yelland
 ................................................   )          ...............................................
Address of witness                                 )          By executing this agreement the signatory
                                                   )          warrants that the signatory is duly authorised
Lawyer                                             )          to execute this agreement on behalf of TELSTRA
 ................................................   )          HOLDINGS PTY LIMITED.
Occupation of witness                              )
                                                   )


SIGNED by                                          )
as authorised representative for SATURN            )
COMMUNICATIONS LIMITED in the                      )
presence of:                                       )
                                                   )
/s/ Sean Michael Wynne                             )
 ................................................   )
Signature of witness                               )
                                                   )
Sean Michael Wynne                                 )
 ................................................   )
Name of witness (block letters)                    )          /s/ Jack Matthews
                                                   )          ...............................................
40 Falkirk Ave., Seatown, Wellington               )          By executing this agreement the signatory
 ................................................   )          warrants that the signatory is duly authorised
Address of witness                                 )          to execute this agreement on behalf of SATURN
                                                   )          COMMUNICATIONS LIMITED.
Tel Co Manager                                     )
 ................................................   )
Occupation of witness                              )

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